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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: January 3, 2002
                        (Date of earliest event reported)


                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       000-26124               94-2712976
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
        incorporation)                                       Identification No.)


                               3540 Bassett Street
                                   Santa Clara
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 982-0700

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

                                 ______________




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Item 5.  Other Events

         This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about IXYS Corporation and risks arising when investing in IXYS, investors are directed to IXYS' most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

         On January 3, 2002, IXYS announced that it had made an offer to acquire for cash 100% of the equity of Westcode Semiconductors Limited, a UK-based power semiconductor company. The IXYS offer is contingent upon the satisfactory completion of due diligence by IXYS, approval of the proposed transaction by the IXYS board of directors and the execution of definitive agreements providing for the transaction. Westcode has agreed to enter into exclusive negotiations with IXYS, and the parties hope to complete the proposed acquisition in January 2002.

         A copy of the press release of IXYS announcing the offer is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit
         Number             Description
         ---------------    ----------------------------------------------------
         99.1               Press Release, dated January 3, 2002.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IXYS CORPORATION

                                         By: /s/ Arnold P. Agbayani
                                         ---------------------------------------
                                         Arnold P. Agbayani, Senior Vice
                                         President of Finance and Administration
                                         and Chief Financial Officer (Principal
                                         Financial Officer)

Date: January 10, 2002